ITEX CORPORATION
                       PRESIDENT'S MESSAGE TO SHAREHOLDERS


December 1, 1997


Dear Shareholder:

         With this mailing you are once again given the opportunity to be heard on important issues facing your Company. The enclosed proxy materials describe several issues on which you are being asked to vote. It is of utmost importance to ITEX Corporation and I urge you review the materials now and send your proxy in the enclosed envelope. We at ITEX are excited about the future of your Company and I wanted to take this opportunity to share some of that excitement with you.

         The last year is one which long will be remembered by me and will, I believe, prove to be a watershed year for your Company. I took over the helm of ITEX in September of 1996. At the beginning of 1997 the Company was faced with a declining stock price, major litigation with ITEX's primary competitor, and general turmoil in the Company's operations brought about by unprecedented attacks on the integrity and stability of ITEX Corporation.

         As the end of 1997 draws near, your Company has prevailed in its litigation against BXI. While the matter is on appeal, it appears that we will be successful in bringing to a positive conclusion an acquisition which Management and the Board of Directors firmly believed was in the best interests of the Company. The Courts have now vindicated that position, and I believe our integrity and judgment have have vindicated as well. As was reported in the Company's Form 10-K for the fiscal year ended July 31, 1997, we are optimistic that court ordered mediation will result in a negotiated settlement to the issues which have divided ITEX and the BXI Trade Exchange.

         On the operational front, we reported an increase in earnings per share of 174% from $0.19 per share in 1996 to $0.52 per share in 1997. Net income tripled over last year even though revenues were down 5.7% And although the Company continued to show a negative cash flow from operations, the negative amount was down to $349,000 from last year's $1,418,000 figure. This year we have strengthened ourselves financially and positioned your Company for continued domestic growth and international expansion.

         I am most excited about several new initiatives to diversify the Company's vision for the future. In July we began a partial redeployment or our assets and investment strategy by acquiring claims to natural resources located on four industrial mineral properties in the State of Washington. Subsequently your Company has obtained several additional mineral property claims at nominal cost by original claim staking.

         In addition, the Company embarked on an exciting new venture through its wholly owned foreign subsidiary, Associated Reciprocal Traders, to develop 16 acres of improved but undeveloped resort property known as the Villas Punta Ballena Samana Resort located in the northeast corner of the Dominican Republic. The resort, with planned condominium and hotel units, fits extremely well with your Company's already well developed travel related services business. Resort destination travel is more popular than ever and your Company intends to make Villas Punta Ballena a first class opportunity both for the Company and for the members of the ITEX Trade Exchange.

         Internationally, the Company has successfully added six new international licensees bringing the ITEX presence to some seventeen countries with plans for adding several more in 1998. In addition, the Company formed a stragegic alliance with the International Business Network for World Commerce and Industry, Ltd. (IBNET) through which the Company will be able to facilitate barter transactions which enhance the World Chambers of Commerce mission of meeting the needs of its international constituents. Your Company's alliance with IBNET is a significant opportunity to advance the Company's effectiveness in international marketplaces.

         Your Company continues to be in the forefront of technology applications to domestic and international barter transactions. Among other initiatives, your Company has made its innovative BarterWire trading technology available to clients through the internet with "ITEX Online", complete with its own in-house gateway and web server which can be accessed at www.itex.com.

         In short, the future looks bright to all of us here at the ITEX Headquarters as well as to industry analysts. But for this momentum to continue it is extremely important that you, the Shareholders, participate in charting the Company's future through your participation in the Annual Meeting to be held on January 8, 1998. Please take a moment now to review the proxy materials and, if you will be unable to attend the Meeting, return your proxy with your vote on the very important issues to be considered at the Annual Meeting. It takes only a few minutes to vote and return your proxy and I encourage you to do so.

         In the mean time, I and the Company's entire staff are available to answer any questions you may have concerning your Company and its vision for the coming years. We are excited and believe that you will be, too.

Sincerely,



GRAHAM H. NORRIS
President and
Chief Executive Officer

December 1, 1997

TO THE SHAREHOLDERS OF ITEX CORPORATION:

         You are cordially invited to attend the Annual Meeting of the Shareholders of ITEX CORPORATION (the "Company"). The meeting will be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Standard Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223 for the following purposes:

     1. To ratify adoption of Amended and Restated By-Laws for the Company.

     2. To elect three directors to serve for a term of one year; three directors to serve a term of two years; and three directors to serve a term of three years, or until their successors are elected and qualified. The Board of Directors has nominated Mary Scherr, Dr. Charles Padbury and Vern
     O. Curtis to serve a one year term; Robert Nelson, Dr. Evan Ames and Ronald
     P. Erickson to serve a two year term; and Graham Norris,  Joseph Morris and
     G. Dale Weight to serve a three year term.

     3. To adopt an Amendment to the Articles of Incorporation of the Company changing the authorized capital of the Company from 20 million shares to 50 million shares.

     4. To adopt Amended and Restated Articles of Incorporation for the Company.

     5. To ratify the 1997 Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

     6. To ratify the 1998 Incentive Stock Option Plan for employees, officers, directors and consultants of the Company. The details of this Plan are described in the accompanying Proxy Statement.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only shareholders of record at the close of business on November 21, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting.

         In addition to the formal items of business, shareholders will hear a presentation by Management on the Company's general state of affairs, including its current financial and operating condition.

BY ORDER OF THE BOARD OF DIRECTORS:



---------------------------------------------------------------
Graham H. Norris, Sr., President, CEO and Chairman of the Board

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE AT THE ANNUAL MEETING IF THE PROXY IS REVOKED IN THE MANNER SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

                        ITEX CORPORATION PROXY STATEMENT


         The enclosed proxy is solicited on behalf of the management and Board of Directors of ITEX CORPORATION (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Standard Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223. The Company's principal executive office is located at One Lincoln Center, 10300 S.W. Greenburg Road, Suite 370, Portland, OR 97223. The Company will bear the cost of preparing and mailing the Proxy Form, this Proxy Statement, a copy of the Company's Annual Report for the fiscal year ended July 31, 1997 and any other material furnished to the shareholders by the Company in connection with the Annual Meeting.

         The Company expects to mail this Proxy Statement, the enclosed Proxy Form and a copy of the Company's Annual Report for the fiscal year ended July 31, 1997 to shareholders of record as of the close of business on November 21, 1997 on or about December 1, 1997. Only shareholders of record at the close of business on November 21, 1997 are entitled to notice of and the opportunity to vote at the Annual Meeting. The number of shares outstanding on November 21, 1997 was 7,361,496 shares, each of which is entitled to one vote for each proposal voted upon at the Annual Meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may also solicit proxies by telephone or personal contact without receiving extra compensation for their services. Brokers, dealers, banks or other nominees are requested to forward solicitation materials to their principals to obtain authorization for the execution of the Proxy Form. All valid proxies will be voted at the Annual Meeting of Shareholders in accordance with each shareholder's instructions contained in the Proxy Form. Abstentions and broker non-votes will not be counted either for against any proposal. Pursuant to the Company's Articles of Incorporation, there are no cumulative voting rights.

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. The proxy may be revoked by filing with the Secretary of the Company at the Company's principal executive office a written instrument of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting in person. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.


    PROPOSAL NO. 1 -- TO RATIFY AMENDED AND RESTATED BY-LAWS FOR THE COMPANY

         The By-Laws of the Company have not been amended since they were originally adopted. The original By-Laws were entitled "By-Laws of ITEX Barter Systems, Inc." (Original By-Laws). The new By-Laws will be entitled "Amended and Restated By-Laws of ITEX Corporation" (Amended By-Laws). The change is necessary because the Company has undergone a name change and the By-Laws need to be updated to fit the needs of the Company. A description of the specific changes reflected in the Amended and Restated By-Laws is set forth below:

         Article II, Section 2 will be altered by the Amended By-Laws. In the original By-Laws, the date of the annual meeting was scheduled for the second Friday of November. The Amended By-Laws change the date to the first Thursday in January. The change was made for the convenience of the Board of Directors and the Shareholders of the Company and based upon the difficulty in preparing annual report and proxy materials in time for a November meeting.

         Article II, Sections 3 and 7 will be altered by the Amended By-Laws. The original By-Laws provide the Shareholders with at least ten (10) days advance notice of the annual meeting, but no more than fifty (50) days notice. The Amended By-Laws maintain the minimum of ten days notice but increase the maximum to sixty (60) days notice. The change was made to conform to provisions of Nevada Law and to provide Shareholders with more advanced notice.

         The Amended By-Laws insert a new Section 8 to Article II. The provision is entitled, "Notice of Specific Purpose." The new provision limits the business conducted at special meetings to the purposes for which the meeting was called. Shareholders may make proposals which may be listed on the proxy statement. However, the Shareholder must comply with Rule 14a-8 of the Securities and Exchange Act of 1934. This provision has been added to ensure that special meetings are conducted in an efficient and productive manner.

         Article II, Section 9 of the original By-Laws will be altered by the Amended By-Laws by the addition of the phrase "the Articles of Incorporation, or the By-Laws." The change was made to increase the number of situations in which the majority of a quorum may decide a question.

         Article III, Section 1 will be altered by the Amended By-Laws. The original By-Laws provided for election of all Directors at the annual meeting. The Amended By-Laws provide for the election of the entire Board of Directors at the first annual meeting following approval of these By-Laws. The terms of the Directors will initially be for one, two, and three years. Thereafter, all terms will be for three years. The provision enables the staggering of Director terms. At all future meetings, a maximum of three Directors will be elected for full, three year terms. The change will promote continuity and stability on the Board while maintaining the accountability of the Directors to the Shareholders. This provision also has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company.
This provision will be further discussed below.

         Article III, Section 2 will be altered by the Amended By-Laws. The original By-Laws provided for the filling of vacancies on the Board of Directors by a simple majority vote by the Board of Directors. The Amended By-Laws require a two-thirds (2/3) majority vote by the Board of Directors to fill a vacancy. Any vacancy will be filled by the Board of Directors for the remaining term of the departing Director. This change will ensure that vacancies will only be filled by Directors that represent the will of the majority of the Shareholders. This provision also has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. This provision will be further discussed below.

         Article III, Section 3 will be altered by the Amended By-Laws. The original By-Laws provided that a majority of shareholders may remove a Director and is not in compliance with Nevada law. The Amended By-Laws alter the provision in order to conform with Nevada law.

         Article III, Section 4 will be added by the Amended By-Laws. The provision enables the Directors, by a two-thirds vote, to remove another
Director. The provision has been inserted as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. This provision will be further discussed below.

         Article III, Section 5 will be altered by the Amended By-Laws. The change allows all Committees of the Board to function after the resignation of a Director.

         Article III, Section 10 will be altered by the Amended By-Laws. The Amended By-Laws slightly reword the provision to clarify that the Board of Directors may meet using any and all forms of communication that allow each Director to hear and be heard by all other Directors.

         Article III, Section 11 will be altered by the Amended By-Laws. The Amended By-Laws allow notice of Board meetings to be given to Directors using a telefax.

         Article III, Section 12 will be altered by the Amended By-Laws. The Amended By-Laws insert the phrase, "the Articles of Incorporation, or these By-Laws." after "... provided by statute." The change was made to increase the number of situations in which the majority of a quorum may act in furtherance of the interests of the Company.

         Article VI will be altered by the Amended By-Laws. The Amended By-Laws clarify that the Board may declare any dividend, particularly a cash or stock dividend, that Nevada Law permits. In addition, the Amended By-Laws change "Certificate of Incorporation" to "Articles of Incorporation" to reflect the correct terminology used by the State of Nevada.

         Article XI will be altered by the Amended By-Laws. The original By-Laws required a majority vote by the Board to repeal, alter, or amend the By-Laws or substitute new By-Laws. The Amended By-Laws require a two-thirds majority to repeal, alter, amend, or substitute By-Laws. The provision promotes stability and ensures that any change will reflect the will of the Shareholders.

         The foregoing amendments to the By-Laws of the Company were adopted by the Board of Directors on September 3, 1997. As permitted by Nevada law, the By-Laws as originally adopted by Company as well as the Amended and Restated By-Law provide that the By-Laws may be amended by a vote of the Board of Directors of the Company. Management decided that it would submit the Amended and Restated By-Laws for ratification by the Shareholders of the Company in order that the Shareholders might be fully informed of the provisions governing the day-to-day operations of the Company. A COPY OF THE AMENDED AND RESTATED BY-LAWS OF ITEX CORPORATION WILL BE SENT AT NO CHARGE TO SHAREHOLDERS REQUESTING THE SAME, IN WRITING, TO DONOVAN C. SNYDER, SECRETARY, P.O. BOX 2309, PORTLAND, OR 97208-2309.

MANAGEMENT  AND  THE  BOARD  OF  DIRECTORS RECOMMEND A VOTE IN FAVOR OF PROPOSAL
NO. 1.

                     PROPOSAL NO. 2 -- ELECTION OF DIRECTORS

         The Company's Board of Directors has nominated the candidates listed below for election to the Company's Board of Directors for a one, two or three year term and until their successors are elected and qualified. The change to staggered elections for directors is a result of a recent amendment to the bylaws of the Company by the Board of Directors as permitted by the bylaws. The Board of Directors determined that in order to protect against a hostile takeover of the Company and to assure continuity, it was advisable to stagger the terms of the Company's nine directors so that no more than three directors are elected in any one year.

         In order to effect this change in the bylaws, it is necessary to elect three directors to serve for a term of one year; three directors to serve a term of two years; and three directors to serve a term of three years, or until their successors are elected and qualified. As soon as this staggered schedule in enacted, one-third of the Directors will be elected each year rather that the entire Board as had previously been the case. If a Director resigns or otherwise ceases to act as a Director prior to the completion of his or her term of office, the Board of Directors is empowered to appoint a replacement Director for the remainder of the term of the departing Director.

         The Board of Directors has nominated Mary Scherr, Dr. Charles Padbury and Vern O. Curtis to serve a one year term; Robert Nelson, Dr. Evan Ames and Ronald P. Erickson to serve a two year term; and Graham Norris, Joseph Morris and Dale Weight to serve a three year term.

         Dr. Sherry Meinberg, previously a member of the Board resigned on October 2, 1997 to devote more time to her writing, lecturing and educational consulting activities. Ronald P. Erickson was elected by the Board of Directors to serve Dr. Meinberg's unexpired term.

Nominees to the Board of Directors:

Graham H. Norris, Sr., CTB, age 55, President, CEO and Chairman of the Board of Directors, Director since 1986, nominated to a three year term.

         Mr. Norris, who was elected President and Chief Executive Officer of the Company on September 6, 1996, has over 30 years experience in management and finance. Prior to his becoming President of the Company, he had been a consultant providing a variety of management consulting services to small private and public corporations. After a period of transition in management of the Company, Mr. Norris was elected Chairman of the Board of Directors in addition to President and Chief Executive Officer. Mr. Norris has been a pilot for United Airlines since 1963. He has been a director of the Company since 1986. In 1993, Mr. Norris became an ITEX Broker, operating an independent barter office in Provo, Utah, in which capacity he earned the credential of Certified Trade Broker.

Mary Scherr, CTB, age 60, Vice President of Broker Development, Director since 1986, nominated to a one year term.

         Ms. Scherr has over fourteen years of experience within the barter industry. Upon joining ITEX in 1984 as an independent broker, Ms. Scherr was routinely recognized for outstanding sales performance. In fact, she was honored with Broker of the Year for distinguishing herself among her Company peers. In 1993, Ms. Scherr was brought into the internal operations of ITEX as Vice President of Broker Development. Ms. Scherr holds a Masters Degree from the University of Iowa.

Charles T. Padbury, age 59, Director since 1992, nominated to a one year term.

         Dr. Padbury is a Beaverton, Oregon dentist and has been a member of the ITEX Retail Trade Exchange since 1985. Dr. Padbury has brought a wealth of experience to the Board in terms of the interests, perceptions, and vantage point of the ITEX client. During 1996 Dr. Padbury served briefly as Chairman of the Board of Directors.

Robert Nelson, CPA, age 50, Director since 1995, nominated to a two year term

         Mr. Nelson is a Certified Public Accountant in private practice in Portland, Oregon specializing in tax accounting. He has also been an active member of the ITEX Retail Trade Exchange, and expects to bring the advantages of both of these experiences to the Board. Mr. Nelson received an MBA from Brigham Young University and is still active in the BYU Management Society. He is a member of the American Institute of CPAs and the Oregon Society of CPAs.

Evan B. Ames, age 58, Director since 1995, nominated to a two year term.

         Dr. Ames acquired his Ph.D. in 1971 from Princeton University, majoring in near eastern and Soviet studies. He has served with the Central Intelligence Agency. In 1985 Mr. Ames became affiliated with R.L. Ball & Associates as an investment researcher, analyst, and investment strategist. He is currently a Registered Investment Adviser registered with the Securities & Exchange Commission.

Joseph Morris, CPA, age 48, Director, Senior Vice President and Chief Financial Officer, Director since 1995, nominated to a three year term.

         Mr. Morris serves as both a Director and Senior Vice President and Chief Financial Officer of ITEX. With over 15 years experience in and around the barter industry, Mr. Morris has served as technical liaison between the Financial Accounting Standards Board (FASB) and International Reciprocal Trading Association (IRTA). He served as financial officer for Software-Intercomp, Inc. of Denver Colorado, a publicly traded company on NASDAQ from 1984 through July 1995, except for the period 1988 to 1990. During that period, Mr. Morris was a technical project manager with FASB. Mr. Morris is an accomplished CPA and author of seven books on accounting practices. Mr. Morris was appointed Chief Financial Officer of the Company on January 18, 1996.

Ronald P. Erickson, age 53, Director, nominated to a two year term, Director since 1997.

         Mr. Erickson is Chairman and Chief Executive Officer of GlobalTel Resources, Inc., a provider of telecommunications services, messaging and intranet solutions headquartered in Seattle, Washington. Mr. Erickson was previously Chairman/Vice-Chairman/President and CEO of Egghead Software, Inc., a software reseller, where he was also one of the company's founders.

         He has been involved in various aspects of the microcomputer technology industry for the past seventeen years. He was co-founder of Microrim, Inc., a regional database software development company; was Chairman and CEO of NBI, Inc. a software development and systems integration company; and has been an investor and active director in a number of other technology companies including Telecalc (telecommunications), Lone Wolf (multimedia networking), Pantheon (Internet publishing), I.Q. Technology (computer connectivity), Digital Data Networks (multimedia advertising) and AEI Music Network (global music sales and distribution). He has a law degree and was a practicing attorney form 1975 to the late 1980's. Earlier in his career he worked in Washington, D.C. as a White House staff member.

Vern O. Curtis, age 63, nominated to a one year term.

         Mr. Curtis is a private investor who resides in Portland, Oregon. From 1998 to 1991 he was Dean of the School of Business and Economics of Chapman College, Orange, Californai. From 1968 to 1987 he was employed by Denny's Inc. with which he served as Treasurer in 1969, Chief Financial Officer in 1971, Executive Vice President and Director in 1978 and President and Chief Executive Officer from 1980 until his retirement in 1987.

         Mr. Curtis serves on the Boards of Directors of PIMCO Funds, a group of mutual funds that manages $19 billion securities , primarily fixed income securities; of PIMCO Commercial Mortgage Trust, Inc. (NYSE) a closed-end fund specializing in investments in commercial mortgage-backed securities; a group of Real Estate Investment Trusts (each listed on the ASE); and Fresh Choice, Inc. (Nasdaq) a restaurant company with approximately 50 units operating primarily in California.

G. Dale Weight, age 63, nominated to a three year term.

         Dr. Weight is the dean of the Atkinson Graduate School of Management at Willamette University in Salem, Oregon. Dr. Weight joined the university in 1990 after 20 years of private sector banking leadership including seven years as chairman and CEO of a $5 billion Oregon-based bank. He has also served in the public sector as a federal government economist with the federal reserve system and as a fderal financial institution regulator. He has served as a member and chairman of the Oregon State Board of Education, as chairman of the Associated Oregon Industries Foundation, and as a member of the board of The Federal Reserve Bank of San Francisco (Portland office), the Federal Home Loan Bank of Seattle, and the Oregon Independent College Foundation. In addition to his duties as dean and professor of finance at the Atkinson Graduate School of Management, he currently serves as a member of Oregon Governor Kitzhaber's Council of Academic Advisors and as an abritrator for the National Association of Securities Dealers. He currently is a member of the board of directors of York Graphics, Inc. of York, Pennsylvania.

         The ITEX Board of Directors has a standing audit committee comprised of Mr. Nelson, Mr. Morris and Dr. Ames and a standing compensation committee comprised of Dr. Padbury, Mr. Nelson and Dr. Ames. In the last fiscal year (August 1, 1996 - July 31, 1997) there were five meetings of the Board of Directors. There were two meetings each of the audit and compensation committees. None of the Directors attended any less than 75% of the aggregate of
(1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by committees of the Board on which each such Director served.

EXECUTIVE COMPENSATION
----------------------

         Table No. 1 lists the compensation paid to the named executive officers (or former executive officer) for Fiscal Year 1996-97.

                              Table No. 1
                      Summary Compensation Table

                                                                     Long Term Compensation
                                                                          Awards             Payouts
Name and
Principal                Annual  Compensation            Restricted Stock   Options/  LTIP       All Other
Position          Year   Salary($)   Bonus($)   Other($)    Award($)         SARs(#)  Payouts   Compensation
--------          ----   ---------   --------   --------   ---------       ---------  -------   ------------

Graham H. Norris  FY97   $101,500      $-0-       $-0-       $             210,000/0   $-0-       $
President & CEO

Michael T. Baer   FY97   $105,500      $-0-       $-0-       $-0-            -0-        -0-       $-0-
Former CEO

Joseph Morris     FY97   $129,300      $-0-       $-0-       $              35,000/0   $-0-       $-0-
Senior VP

                                   Table No. 2
                      Option/SAR Grants in Last Fiscal Year

                    Options       Percent of        Exercise      Expiration
          Name      Granted (#)   Total Options       Price       Date

Graham H. Norris    210,000          37.8%          $3.75/share   12/27/2006

Michael T. Baer        -0-           -0-             n/a           n/a

Joseph Morris        35,000           6.3%          $3.75/share   12/26/2006



As of August 1, 1996, Outside Directors (i.e., Directors who are not employees of the Company) have received $500 per Board meeting attended in person or by telephone and members of Board committees have received $250 per committee meeting attended. In addition, all Directors serving on January 1, 1997 were issued 1,000 shares of the Company's restricted common stock and received the option to acquire a minimum of 2,500 additional shares pursuant to an Employees Incentive Stock Option Plan with the exercise price being the closing bid price of the stock on the trading day before the grant is made. No funds were set aside or accrued by the Company during Fiscal 1996 ending July 31, 1996 to provide pension, retirement or similar benefits for Directors or Executive Officers, other than those who are covered by the Company's 401(K) plan as employees of the Company.

In order to attract and retain individuals of exceptional qualifications to serve on the Board of Directors, on September 6, 1997, the Directors adopted a plan whereby each Outside Director is to be paid $20,000 per annum in equal monthly installments, will be issued 2,500 shares of common stock on January 2 of each year in which he or she served as a Director and will be granted the option to acquire 10,000 shares of the Company's common stock at an exercise price equal to the trading price of the Company's shares on January 2. In addition, attendance at all committee meetings shall be compensated at the rate of $750 per meeting with the chairperson of the committee receiving $1,000 per meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

Table No. 3 lists as of November 21, 1997 the shareholdings of all Directors and Executive Officers and amount of Registrant's voting securities owned by all officers and directors as a group.

                                   Table No. 3
                Shareholdings of Directors and Executive Officers


Title of   Name of                    Amount and Nature           % of
Class      Beneficial Owner           of Beneficial Ownership     Class
---------  ------------------------   -----------------------     ------
Common     Graham H. Norris, Sr.      487,106                       4.2%
           President, CEO and         (78,106 shares,
           Chairman of the Board      409,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Ronald P. Erickson          -0-                           0%
           Director
---------  ------------------------   -----------------------     ------
Common     Mary Scherr                216,500                       1.8%
           Vice President, Director   (13,100 shares,
                                      203,400 stock options)
---------  ------------------------   -----------------------     ------
Common     Dr. Charles Padbury        88,055                        0.7%
           Director                   (15.055 shares,
                                      73,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Robert Nelson, CPA         62,547                        0.5%
           Director                   (2,547 shares,
                                      60,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Dr. Evan B. Ames           62,500                        0.5%
           Director                   (2,500 shares,
                                      60,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Gerald Pitts               50,000                        0.4%
           Vice President             (-0- shares,
                                      50,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Edward S. Wittman          50,000                        0.4%
           Vice President             (-0- shares,
                                      50,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Joseph Morris, CPA         199,500                       1.7%
           Senior Vice President      (3,500 shares,
           CFO, Director              196,000 stock options)
---------  ------------------------   -----------------------     ------
Common     Sondra Ames                6,505                         0.1%
           Vice President             (5 shares,
                                      6,500 options)
---------  ------------------------   -----------------------     ------
Common     Donovan C. Snyder          38,800                        0.3%
           Secretary                  (1,000 shares,
                                      37,800 stock options)
---------  ------------------------   -----------------------     ------
   Total   Directors and Executive    Based upon 11,733,774 shares 10.7%
           Officers                   (7,361,496 shares issued,
                                       4,371,978 stock options)
---------  ------------------------   -----------------------     -----
As of November 21, 1997 and including the options described in Proposals 5 and 6.

Table No. 4 lists persons or companies holding over 5% beneficial ownership of Registrant's outstanding stock as of November 21, 1997:

                                   Table No. 4
                           5% or Greater Shareholders


Title of        Name and address                Amount and Nature        % of
 Class         of Beneficial Owner                of Beneficial          Class
                                                    Ownership
---------  ----------------------------      -----------------------     -----
Common     Terry Neal                        734,088                      6.3%
           3295 NW 113th Place               (275,588 shares owned,
           Portland, OR 97229                8,500 shares beneficially
                                             owned, 450,000 options)
---------  ----------------------------      -----------------------     -----
Common     Bailey Mutual Fund                750,000                      6.4%
           C/O Holland Trust                 (250,000 shares owned,
           Financial Services                500,000 warrants)
           Haaksbergweg 55 1101 BR
           Amsterdam ZO
           The Netherlands
---------  ----------------------------      -----------------------     -----
Common     Newcastle Services, Ltd           714,625                      6.1%
           P.O. Box 461                      (314,625 shares owned,
           Nova Scotia Bldg.                 400,000 warrants)
           Main Street
           Charlestown, Nevis
           West Indies
---------  ----------------------------      -----------------------     -----
Total 5%   Based upon 11,735,774 shares      Outstanding at 11/21/97     18.8%
           (7,361,496 shares issued,
            4,371,978 stock options and
           warrants)


MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE ELECTION OF EACH DIRECTOR NOMINEE.


    PROPOSAL NO. 3 -- AMENDING THE CAPITALIZATION PROVISION IN THE ARTICLES
                                OF INCORPORATION

         Paragraph Fourth of the Articles of Incorporation of the Company provides for a maximum number of share of authorized, voting Common Stock of twenty million (20,000,000) shares. Under this maximum, the number of outstanding shares, options, and warrants is greater than half of the maximum number of authorized, voting Common Stock. Therefore, the Company is precluded from declaring a stock dividend or a stock split. This proposal will increase the total capital of the Company to fifty million (50,000,000) shares. The maximum number of shares of authorized, voting Common Stock shall be forty-five million (45,000,000) shares. The remaining five million (5,000,000) shares shall be Preferred Stock. In accordance with Nevada Law, the Board of Directors will be authorized to make a resolution issuing a series of Preferred Stock consisting of a number of shares specified in the resolution. The resolution will also specify the voting powers, preferences, limitations, restrictions, relative rights and distinguishing designations of the series of Preferred Stock. The increased number of shares is necessary to preserve flexibility in possibly declaring a stock dividend, stock split, or conducting any other business on behalf of the Company. The ability of the Board of Directors to create a class or classes of Preferred Stock is also considered by Management to be necessary to give the Company additional flexibility in raising capital by means of the issuance of securities other than Common Stock.

         This Amendment may be also act as a defense to deter attempted acquisitions of the Company which are not in the best interest of the Company. Increasing the maximum number of authorized, voting Common Stock will enable the Company to issue more outstanding stock which will have the effect of diluting the control of individual Shareholders and may reduce the stock price. Creating a class of Preferred Stock will enable the Company to issue stock with increased voting rights which will have the effect of diluting the control of individual Shareholders. Although these provisions may also make mergers or the assumption of control by a principal shareholder more difficult, thus rendering the removal of management more difficult, management believes that this proposal is necessary for the continued prosperity of the Company. The Company is a leader in a unique field which requires a high level of expertise and specialized skills. However, the pool of knowledgeable management which is capable of skillfully guiding the Company is small. Therefore, management believes that efforts to acquire the Company and unilaterally replace management will impair operation of the Company and the ITEX Retail Trade Exchange, reducing the profitability of the Company and the stock price. Management believes that this proposal is to the benefit of the Company and will inure to the benefit of the Shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.


PROPOSAL NO. 4 -- ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION

         The body of the ITEX Corporation Articles of Incorporation has not been revisited since the Company was called ITEX Barter Systems, Inc. The body of the Articles of Incorporation have been amended, but remain substantially similar to the original Articles of Incorporation for The Magneto-Electric Company (hereafter, "Original Articles"). The Original Articles will be re-entitled "Amended and Restated Articles of Incorporation of ITEX Corporation" (hereafter, "Restated Articles").

         Paragraph First of the Original Articles recites the name of the Company and will not be altered by the Restated Articles.

         Paragraph Second of the Original Articles will be altered by the Restated Articles. The Restated Articles list the correct address for the Nevada registered office of the Company. The Restated Articles also expressly state that the Company may maintain offices in locations outside the State of Nevada.

         Paragraph Third of the Original Articles authorizes the Company to conduct all lawful business and will not be altered by the Restated Articles.

         Changes to Paragraph Fourth of the Original Articles are addressed in, and will be adopted by the Shareholders by an affirmative vote on, Proposal No. 3 of this Proxy Statement.

         Paragraph Fifth of the Original Articles will be altered by the Restated Articles. The Restated Articles expressly state that the Company will be governed by Directors and, because Nevada law requires the listing of current directors when a corporation restates its articles of incorporation, the Corporation's Restated Articles list the current Board.

         Paragraph Sixth of the Original Articles states that the Company will maintain a perpetual existence and will not be altered by the Restated Articles.

         Paragraph Seventh of the Original Articles provides that the Corporation's business will be conducted by the Corporation's Officers and other persons as provided in the By-Laws and will not be altered by the Restated Articles.

         Paragraph Eighth of the Original Articles authorizes the Company to hold real and personal property and will not be altered by the Restated Articles.

         Paragraph Ninth of the Original Articles, which relates to the amount of debt the Company may incur, will not be altered by the Restated Articles.

         Paragraph Tenth of the Original Articles protects the Shareholders from liability for corporate debts and will not be altered by the Restated Articles.

         Paragraph  Eleventh of the Original  Articles  enumerates the powers of the Directors and will be altered by the Restated Articles. The Restated Articles modify the first sentence to expressly state and to clarify pre-existing language that stated that the list of enumerated powers in Paragraph Eleventh is neither exclusive nor comprehensive.

         The Restated Articles add Paragraph Twelfth to specify the name and address of the registered agent of the Company. The Paragraph was added to comply with Nevada law requirements that corporations must meet when restating their articles of incorporation.

         The Restated Articles add Paragraph Thirteenth. The Original Articles were silent and did not make any provision that granted Shareholders, as a matter of right, the opportunity to subscribe for or receive additional stock. Paragraph Thirteenth explicitly states what was understood under the Original
Articles and allows the Board of Directors, in its discretion, to issue additional stock to Shareholders.

         The Restated Articles add Paragraphs Fourteenth and Fifteenth to promote the attraction of qualified people to serve as Officers and Directors of the Company and to promote the retention of those qualified people. The provisions are necessary to protect Directors and Officers from certain litigation, however, the protections are provided only to the extent authorized by the Nevada Revised Statutes.

         The Restated Articles add Paragraph Sixteenth to preserve the right of the Company to alter its Articles of Incorporation. The provision is necessary to give the Company freedom to respond in a manner most beneficial to the Company.

A COPY OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF ITEX CORPORATION WILL BE SENT AT NO CHARGE TO SHAREHOLDERS REQUESTING THE SAME, IN WRITING, TO DONOVAN C. SNYDER, SECRETARY, P.O. BOX 2309, PORTLAND, OR 97208-2309.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
3. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.


 PROPOSAL NO. 5 -- REQUESTED SHAREHOLDER ACTION ON THE COMPANY'S 1997 INCENTIVE STOCK OPTION PLAN

         Management believes that the Company's long-term growth is dependent upon the performance and efforts of management and staff. It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of December 27, 1996. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than five years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options.

         At the last Annual Meeting of Shareholders, not enough shares held in street name were voted to approve the plan. By a margin of almost 3 to 1, those shareholders who voted on the proposal approved it. However, because the holders of stock in street name are not permitted to vote on proposals such as this one, and since street name holders of the Company's stock did not vote in sufficient numbers to constitute a quorum for acting on that proposal, ratification of this plan was not achieved.

         This lack of ratification did not mean that the Option were not granted. Those options were validly approved by the Board of Directors. The effect of the Shareholder non-vote on the proposal simply precluded the Company from filing an S-8 Registration Statement on those shares thus making it practically impossible for Officers and Directors to exercise those options without subsequently holding the stock issued on exercise for a period in excess of one year. This effectively negated the desirablity of the options both as a method of compensating the Officers and Directors and as a source of additional income to the Company which is realized on the payment of the exercise price of the options.

         In order to solve the problems arising from the non-votes on the issue, Management is again presenting the identical 1997 Employee Incentive Stock Option Plan for Shareholder action along with Proposal No. 5 which involves the 1998 Employee Incentive Stock Option Plan.

         The following options were granted on December 27, 1996 at an exercise price of $3.75 per share, the price at which the Company's stock was trading on that date:

              a. Members of the Board of Directors each received an option to purchase 10,000 shares.

              b. Vice Presidents and vice president level managers each received the option to acquire 25,000 shares.

              c. Graham H. Norris received an option to purchase 200,000 shares in connection with his acceptance of the position of Chief Executive Officer of the Company.

              d. Mr. Norris was granted the authority to award up to a total of 100,000 options to employees or brokers of the Company.

              e. Consultants to the Company Peter Grandich (Peter Grandich Company), Mary Martin (Hamilton-Martin Group) and Jim Schilling (West Coast Consultants) each received an option to acquire 50,000 shares for 1997.

                             NEW PLAN BENEFITS TABLE
-------------------- -------------------------------------------------- --------------------------
Class of stock                       Name and Position                  Number of Securities
underlying Options                      of Optionee                     Underlying Options Granted
-------------------- -------------------------------------------------- --------------------------
      Common         Graham H. Norris, President, CEO and Director      210,000
-------------------- -------------------------------------------------- --------------------------
      Common         Each Director serving on 12/27/96 (8 persons)       10,000
-------------------- -------------------------------------------------- --------------------------
      Common         Vice Presidents and vice president level            25,000
                     managers (5 persons)
-------------------- -------------------------------------------------- --------------------------
                     Executive Group (6 persons)                        415,000

-------------------- -------------------------------------------------- --------------------------
                     Non-Executive Director Group (5 persons)            50,000
-------------------- -------------------------------------------------- --------------------------

Federal Income Tax Consequences

           The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

Incentive Stock Options

         Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

         The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

         A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

         The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.

         In order for this plan to qualify, shareholder approval is necessary. A total of 755,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of December 27, 1996 and those which may be made in the future.

         Interests of Directors and Executive Officers in this Proposal. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
5. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

 PROPOSAL NO. 6 -- REQUESTED SHAREHOLDER ACTION ON THE COMPANY'S 1998 INCENTIVE
                               STOCK OPTION PLAN

         Judging especially by the practice in other successful companies, Management remains committed to the belief that the Company's long-term growth is dependent upon the performance and efforts of management and staff. The Company is a leader in a unique industry which requires a high level of expertise and specialized management skills. However, the pool of knowledgeable management which is capable of skillfully guiding the Company is small. Therefore, Management believes that the recruitment and retention of individuals highly skilled in the operation of a Retail Trade Exchange and similarly skilled in corporate trade transactions requires incentive compensation in the form of stock options.

         Conversely, the inability of the Company to retain and recruit skilled Management would be expected to impair operation of the Company and the ITEX Retail Trade Exchange, reducing the profitability of the Company and the value of the Company to its shareholders. Management believes that the grant of incentive stock options is to the benefit of the Company and will help to ensure the continued viability of the Company as the leader in a specialized industry to the benefit of the Shareholders.

         It is considered appropriate for the Company to provide incentives for superior performance in the form of options to acquire the Company's stock. For that reason, the Board of Directors adopted an incentive stock option plan as of September 3, 1997. Under the Plan, the Company may grant to the Optionee during the period ending on a date not more than ten years from the date of the grant, the option to purchase common stock of the Company at a price per share equal to the bid price of the
                                       14

Company's traded common stock on the date of the grant of the option. Such options vest when they are granted. The Company did not receive nor will it receive any consideration for the granting of the options. Hoever, the Company will received the exercise price on these option, $3.1875 per share, upon exercised of the options.

         If this Plan is not approved by Shareholders it will not mean that the Option were not granted. Those options were validly approved by the Board of Directors. The effect of a Shareholder no vote or non-vote on the proposal would simply preclude the Company from filing an S-8 Registration Statement on those shares thus making it practically impossible for Officers and Directors to exercise those options without subsequently holding the stock issued on exercise for a period in excess of one year. The effective of a Shareholder no vote or non-vote would be to negate the desirablity of the options as a method of compensating the Officers and Directors and to deprive the Company of a source of additional cash which is realized on the payment of the exercise price of the options.

         The following options were granted on September 3, 1997 at an exercise price of $3.1875 per share, the price at which the Company's stock was trading on that date:

              a. Members of the Board of Directors each received an option to purchase 50,000 shares.

              b. Vice President Gerald Pitts was granted the option to acquire 75,000 shares and, based upon her several years of service as a vice president, Mary Scherr was granted the option to acquire 90,000 shares. In addition, Senior Vice President and CFO Joseph Morris was granted the option to acquire 125,000 shares and President and CEO Graham Norris was granted the right to acquire 175,000 shares.

              c. In recognition of extraordinary service to the Company, ITEX USA, Inc. received an option to purchase 50,000 shares and Edward Wittman was granted the right to acquire 50,000 shares in connection with his acceptance of the position of Director of Business Development for the Company.

              d. Mr. Norris was granted the authority, with the concurrence of the Board of Directors to award up to a total of 200,000 additonal options to employees or brokers of the Company.

                             NEW PLAN BENEFITS TABLE
-------------------- -------------------------------------------------- --------------------------
Class of stock                Name and Position                         Number of Securities
underlying Options                      of Optionee                     Underlying Options Granted
-------------------- -------------------------------------------------- -----------------------------------
      Common         Graham H. Norris, President, CEO                   175,000
-------------------- -------------------------------------------------- -----------------------------------
      Common         Each Outside Director serving on 09/03/97,         200,000
                     50,000 shares (4 persons)
-------------------- -------------------------------------------------- -----------------------------------
      Common         Vice President Mary Scherr (90,000), Vice          315,000
                     President Gerald Pitts (70,000) and Senior Vice
                     President Joseph Morris (125,000)
-------------------- -------------------------------------------------- -----------------------------------
                     Executive Group (6 persons)                        465,000

-------------------- -------------------------------------------------- -----------------------------------
                     Non-Executive, Director Group (4 persons)          200,000
-------------------- -------------------------------------------------- -----------------------------------



Federal Income Tax Consequences

           The Company intends that options granted under the plan will qualify as "incentive stock options" ("ISO") under section 422 ("section 422") of the Internal Revenue Code. The following discussion of the federal income tax consequences of participation in the Plan therefore assumes that: the Plan satisfies the requirements of section 422; that all options granted will, when granted, qualify under section 422 as ISOs and will continue to so qualify at all times until exercise; and that optionees are, at all times beginning with the Date of Grant and ending on the day three months before the date of exercise, be "employees" within the meaning of section 422(a)(2). This discussion is only a summary, does not purport to be complete, and does not cover, among other things, state and local tax consequences. Differences in participants' financial situations may cause federal, state, and local tax consequences of participation in the Plan to vary and no assurances are or will be given to any participant regarding the tax consequences of participating in the Plan. Accordingly, the Company urges each participant in the Plan to consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Plan. This discussion is based on the provisions of the Code and applicable regulations thereto, as presently in effect.

Incentive Stock Options

         Under the current provisions of the Code, the optionees in an incentive stock option plan will not recognize income at the time of the grant of the ISO. In addition, the optionee will generally not recognize income upon exercise of the ISO and receipt of the stock subject thereto (the "option stock"). However, the Company will not be entitled to a deduction for compensation expense in connection with granting the ISO. Also, unless the holder disposes of the option stock in a disqualifying disposition, as described below, the Company will not be entitled to a deduction in connection with issuing the option stock.

         The tax consequences to the holder upon disposition of the option stock will depend on whether the disposition occurred within the statutory holding period. The holding period is the later of two years from the Date of Grant or one year from the transfer of the option stock to the optionee on exercise. If the employee-holder disposes of the option stock after the holding period expires, then the disposition is considered a qualifying disposition and the employee will be entitled to capital gain treatment on the difference between the amount he or she receives from the disposition of the option stock and his or her tax basis in the option stock. In a qualifying disposition, the holder's basis is the amount paid on exercise of the option.

         A disposition during the holding period is a disqualifying disposition. When a disqualifying disposition occurs the employee must recognize compensation income in the amount of the bargain purchase element of the option stock the holder disposes of. The bargain purchase element is the difference between the exercise price and the fair market value of the option stock on the date of exercise. The gain attributable to the bargain purchase element is then added to the holder's basis in the option stock to determine gain or loss on the disposition. The gain (or loss) resulting from the disqualifying disposition (i.e. the difference between the proceeds received on disposition and the tax basis) is a capital gain (or loss). The shareholder must recognize the income attributable to the bargain purchase element and the capital gain or loss in the year when the disqualifying disposition occurs. From the Company's perspective, the Company may deduct, as compensation expense, an amount equal to the compensation income the employee recognizes on the bargain purchase element. The Company would be entitled to such a deduction during the year in which the disqualifying disposition occurs.

         The foregoing discussion assumes the fair market value of option stock exercisable by an optionee does not exceed the value limitation of section 422(d) of the Code. Section 422(d) limits the aggregate fair market value of ISO stock exercisable in any calendar year to $100,000, based on the fair market value of the option stock on the Date of Grant. The aggregate fair market value of option stock first exercisable in any one year that exceeds $100,000 is not ISO stock and is treated as stock subject to a non-qualified option. Generally, on exercise of a non-qualified stock option the holder will recognize ordinary income in an amount equal to the excess of the fair market value of the shares acquired over the exercise price. The Company will be entitled to expense as compensation the amount of ordinary income which the holder thus recognizes. Upon the sale of the non-qualified option stock, the holder will recognize short term or long term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount he or she receives from the sale of those shares and his or her tax basis. The holder's tax basis will generally be the exercise price paid plus the amount of ordinary income recognized.

         In order for this plan to qualify, shareholder approval is necessary. A total of 965,000 shares of the Company's common stock will be set aside for grants under the plan, both those made as of September 3, 1997 and those which may be made in the future.

         Interests of Directors and Executive Officers in this Proposal. Those Directors and Executive Officers listed above have a substantial interest in this matter to be acted upon by the shareholders.

MANAGEMENT AND THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO.
6. A MAJORITY OF THE VOTES CAST BY A QUORUM OF SHARES IN ATTENDANCE IN PERSON OR BY PROXY AT THE ANNUAL MEETING WILL BE REQUIRED FOR THE APPROVAL OF THIS PROPOSAL.

NOTICE CONCERNING NEXT YEAR'S ANNUAL MEETING: The date by which proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that Meeting is September 10, 1998.

OTHER BUSINESS

         While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any other matters to be presented at the meeting other than those referred to in this Proxy Statement. If any other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS:



---------------------------------------------------------------
Graham H. Norris, Sr., President, CEO and Chairman of the Board

                 ADDENDUM TO PROXY STATEMENT OF ITEX CORPORATION

                                DECEMBER 1, 1997


This Addendum is to the ITEX Corporation Proxy Statement dated December 1, 1997 and relating to the Annual Meeting of the Shareholders of ITEX Corporation to be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Standard Time, in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W. Greenburg Road, Portland, OR 97223:

ADDITIONAL MATERIAL REGARDING PROPOSAL NO. 3:

         Proposal No. 3 is "To adopt an Amendment to the Articles of Incorporation of the Company changing the authorized capital of the Company from 20 million shares to 50 million shares." This proposal is discussed on pp. 8-9 of the Proxy Statement.

         ITEX CORPORATION HAS NO PRESENT COMMITMENTS, PLANS OR UNDERSTANDINGS TO ISSUE ANY OF THE ADDITIONALLY AUTHORIZED SHARES, IF SO AUTHORIZED BY THE AFFIRMATIVE VOTE OF THE SHAREHOLDERS. THIS PROPOSAL WAS INCLUDED IN THE PROXY STATEMENT PRIMARILY TO GIVE ITEX CORPORATION THE FLEXABILTITY TO DECLARE A FORWARD STOCK SPLIT OR STOCK DIVIDEND IN THE FUTURE. IF DEEMED ADVISABLE BY THE BOARD OF DIRECTORS.


ADDITIONAL MATERIAL REGARDING PROPOSALS NO. 1, 3 AND 4 :

         Proposals No. 1, 3 and 4 all have elements of potential anti-takeover defenses for the Company as described at pp. 2-3, 8-9 and 9-10, respectively, of the Proxy Statement.

         NONE OF THE PROPOSED CHANGES TO THE BY-LAWS OR ARTICLES OF INCORPORATION OF THE COMPANY ARE PROPOSED IN RESPONSE TO A PARTICULAR POSSIBLE TAKE-OVER OF THE COMPANY. THE PROPOSED CHANGES ARE SUBMITTED AS LOGICAL AND SIMPLE CHANGES TO THE BY-LAWS AND THE ARTICLES OF INCORPORATION WHICH WOULD HAVE THE EFFECT OF MAKING AN UNSOLICITED TAKE-OVER OF THE COMPANY MORE DIFFICULT.


All other elements of the Proxy Statement remain as found in the Proxy Statement mailed to all Shareholders of the Company.

                                                     ITEX CORPORATION PROXY FORM

                             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


KNOW ALL PERSONS BY THESE PRESENTS,  that I, the undersigned  shareholder of ITEX  Corporation  (the  "Company"),  do hereby appoint
Graham H. Norris, Sr., President and Chief Executive Officer of the Company, to be my proxy agent with full power of substitution to vote as indicated  below all of the shares of the Company  standing in my name on its books at the Annual Meeting of Shareholders to be held on Thursday, January 8, 1998 at 1:00 p.m., Pacific Time in the Conference Room, second floor, 2 Lincoln South, at 10220 S.W.
Greenburg Road, Portand, OR 97223 (Please mark your vote on each item with an "X")

(1)  TO RATIFY ADOPTION OF AMENDED AND RESTATED BY-LAWS FOR THE COMPANY.    FOR    AGAINST    ABSTAIN
                                                                        ----   ----       ----

(2)  (a)  ELECTION OF DIRECTORS TO HOLD OFFICE FOR A ONE YEAR TERM AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

Mary Scherr   FOR   AGAINST   ABSTAIN    Dr. Charles Padbury   FOR   AGAINST   ABSTAIN    Vern O. Curtis   FOR   AGAINST   ABSTAIN
           ---   ---       ---                              ---   ---       ---                         ---   ---       ---

    (b) Election of directors to hold office for a two year term and until their successors are elected and qualified.

Robert Nelson   FOR   AGAINST   ABSTAIN   Dr. Evan Ames   FOR   AGAINST   ABSTAIN    Robert P. Erickson   FOR   AGAINST   ABSTAIN
             ---   ---       ---                       ---   ---       ---                             ---   ---       ---

    (c)  Election  of  directors  to hold office for a three year term and until their successors are elected and qualified.

Graham H. Norris   FOR   AGAINST   ABSTAIN    Dr. G. Dale Weight   FOR   AGAINST   ABSTAIN    Joseph Morris   FOR   AGAINST  ABSTAIN
                ---   ---       ---                             ---   ---       ---                        ---   ---       --

3.  TO ADOPT AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY CHANGING THE AUTHORIZED CAPITAL OF THE COMPANY FROM 20
    MILLION SHARES TO 50 MILLION SHARES.
               FOR     AGAINST     ABSTAIN
            ---     ---         ---
4.  TO ADOPT AMENDED AND RESTATED ARTICLES OF INCORPORATION FOR THE COMPANY.    FOR    AGAINST    ABSTAIN
                                                                            ----   ----       ----

5.  TO RATIFY THE 1997 INCENTIVE STOCK OPTION PLAN.    FOR    AGAINST    ABSTAIN
                                                   ----   ----       ----

6.  TO RATIFY THE 1998 INCENTIVE STOCK OPTION PLAN.    FOR    AGAINST    ABSTAIN
                                                   ----   ----       ----

         I ratify and  confirm  all acts my proxy  agent may do or cause to be done by virtue of this  Proxy.  I revoke all  proxies previously given by me for the Annual Meeting of the shareholders of the Company. I recognize that this Proxy shall be voted FOR the proposals presented to the shareholders at the Annual Meeting unless contrary  instructions are indicated above and will be voted at the discretion of my proxy agent if other matters  properly come before the meeting.  I acknowledge  receipt of the Notice of Annual
Meeting of Shareholders, Proxy Statement and Annual Statement of ITEX Corporation.

Dated this                 day of                                  , 1997.
          -----------------      ----------------------------------

Number of shares
                ----------------------------


--------------------------------                --------------------------------
(Print Name)                                    (Print Name)


---------------------------------------------------------------      ---------------------------------------------------------------
(Please sign name exactly as it appears on this Proxy Material)      (Please sign name exactly as it appears on this Proxy Material)


IF STOCK IS HELD JOINTLY,  EACH HOLDER SHOULD SIGN. IF EXECUTION IS IN  REPRESENTATIVE  CAPACITY BY AN OFFICER,  ATTORNEY,  PERSONAL
REPRESENTATIVE, TRUSTEE, GUARDIAN OR OTHER LEGAL REPRESENTATIVE, GIVE FULL TITLE AS SUCH.


PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED,  PREADDRESSED ENVELOPE.  THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS
VOTED AT THE ANNUAL MEETING.